UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2019

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2019, the Compensation Committee of the Board of Trustees of Public Storage (the “Board”) approved 2019 compensation for Joseph D. Russell, Jr. and H. Thomas Boyle, who were appointed as President and Chief Executive Officer and Senior Vice President and Chief Financial Officer of the Company, respectively, effective January 1, 2019.

For the 2019 fiscal year, Mr. Russell will be entitled to a base salary of $700,000 and a target bonus equal to 100% of his base salary. He will also be eligible to receive an award of performance-based restricted stock units (“RSUs”) tied to the achievement of certain 2019 growth targets, with a target award of 7,500 RSUs. If earned the RSUs would be subject to five-year vesting.

In connection with his appointment as Chief Executive Officer, he also received a one-time stock option grant of 20,000 shares of the company’s common stock with a ten-year term and subject to vesting over five years and a one-time grant of 5,000 RSUs, subject to vesting over eight years.

Mr. Boyle will be entitled to a base salary of $550,000 and a target bonus equal to 100% of his base salary. He will also be eligible to receive an award of performance-based RSUs tied to the achievement of certain 2019 growth targets, with a target award of 5,000 RSUs. If earned the RSUs would be subject to five-year vesting.

In connection with his appointment as Senior Vice President and Chief Financial Officer, he also received a one-time stock option grant of 15,000 shares of the company’s common stock with a ten-year term and subject to vesting over five years and a one-time grant of 3,750 RSUs, subject to vesting over eight years.

The foregoing descriptions of the RSUs and stock options are qualified in their entirety by the forms of 2016 Plan Restricted Stock Unit Agreement and 2016 Plan Non-Qualified Stock Option Agreement which have been filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Lily Y. Hughes
Lily Y. Hughes
Senior Vice President,
Date: March 8, 2019		Chief Legal Officer & Corporate Secretary